Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $15,523.23
                      = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,562.83
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $517.97
- Mortality & Expense Charge****        $144.73
+ Hypothetical Rate of Return*****     ($176.90)
                                       --------
=                                       $15,523  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month                  COI

             1                   $43.11
             2                   $43.12
             3                   $43.13
             4                   $43.14
             5                   $43.15
             6                   $43.16
             7                   $43.17
             8                   $43.18
             9                   $43.19
            10                   $43.20
            11                   $43.21
            12                   $43.22

             Total              $517.97

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month         Interest

             1             ($15.10)
             2             ($15.03)
             3             ($14.97)
             4             ($14.90)
             5             ($14.84)
             6             ($14.77)
             7             ($14.71)
             8             ($14.64)
             9             ($14.58)
            10             ($14.51)
            11             ($14.45)
            12             ($14.39)

         Total            ($176.90)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $15,523.23
- Year 5 Surrender Charge            $2,703.00
                                     ---------
=                                      $12,820  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $18,667.44
                     = $300,000

Policy Value:
Year 5 Policy Value =

Policy Value at the end of year 4    $14,653.62
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $513.26
- Mortality & Expense Charge****        $163.60
+ Hypothetical Rate of Return*****      $890.68
                                        -------
=                                       $18,667  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $42.79
             2               $42.78
             3               $42.78
             4               $42.78
             5               $42.78
             6               $42.77
             7               $42.77
             8               $42.77
             9               $42.76
            10               $42.76
            11               $42.76
            12               $42.76

             Total          $513.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $73.83
             2                $73.90
             3                $73.97
             4                $74.04

             5                $74.12
             6                $74.19
             7                $74.26
             8                $74.33
             9                $74.40
            10                $74.47
            11                $74.55
            12                $74.62

             Total           $890.68

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $18,667.44
- Year 5 Surrender Charge            $2,703.00
                                     ---------
=                                      $15,964  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $22,356.97
                      = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $17,010.86
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $507.85
- Mortality & Expense Charge****        $184.86
+ Hypothetical Rate of Return*****    $2,238.81
                                      ---------
=                                       $22,357  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $42.43
             2               $42.41
             3               $42.39
             4               $42.37
             5               $42.35
             6               $42.33
             7               $42.31
             8               $42.29
             9               $42.27
            10               $42.25
            11               $42.23
            12               $42.21

             Total          $507.85

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $180.52
             2               $181.59
             3               $182.67
             4               $183.75
             5               $184.85
             6               $185.96
             7               $187.07
             8               $188.20
             9               $189.33
            10               $190.47
            11               $191.62
            12               $192.79

         Total             $2,238.81

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $22,356.97
- Year 5 Surrender Charge            $2,703.00
                                     ---------
=                                      $19,654  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $96,489.06
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $78,206.62
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $3,466.08
- Mortality & Expense Charge****        $900.67
+ Hypothetical Rate of Return*****   ($1,100.82)
                                     ----------
=                                       $96,489  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $288.46
             2              $288.53
             3              $288.60
             4              $288.67
             5              $288.74
             6              $288.81
             7              $288.88
             8              $288.94

             9              $289.01
            10              $289.08
            11              $289.15
            12              $289.22

         Total            $3,466.08

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($94.06)
             2              ($93.64)
             3              ($93.21)
             4              ($92.79)
             5              ($92.36)
             6              ($91.94)
             7              ($91.52)
             8              ($91.10)
             9              ($90.68)
            10              ($90.26)
            11              ($89.84)
            12              ($89.42)

         Total           ($1,100.82)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $96,489.06
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                      $75,649  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $116,088.01
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $91,248.78
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $3,436.70
- Mortality & Expense Charge****      $1,018.33
+ Hypothetical Rate of Return*****    $5,544.26
                                      ---------
=                                      $116,088  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $286.47
             2              $286.45
             3              $286.44
             4              $286.43
             5              $286.41
             6              $286.40
             7              $286.39
             8              $286.37
             9              $286.36
            10              $286.34
            11              $286.33
            12              $286.32

         Total            $3,436.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $460.03
             2               $460.39
             3               $460.75
             4               $461.11
             5               $461.47
             6               $461.83
             7               $462.20
             8               $462.56
             9               $462.93
            10               $463.29
            11               $463.66
            12               $464.03
           Total           $5,544.26

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $116,088.01
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                      $95,248  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $139,091.35
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $105,955.54
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $3,402.96
- Mortality & Expense Charge****      $1,150.99
+ Hypothetical Rate of Return*****   $13,939.76
                                     ----------
=                                      $139,091  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

                 1          $284.22
                 2          $284.11
                 3          $284.00
                 4          $283.88
                 5          $283.76
                 6          $283.65
                 7          $283.53
                 8          $283.41
                 9          $283.29
                10          $283.16
                11          $283.04
                12          $282.92

             Total        $3,402.96

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1             $1,124.91
             2             $1,131.41
             3             $1,137.96
             4             $1,144.57
             5             $1,151.23
             6             $1,157.94
             7             $1,164.71
             8             $1,171.54
             9             $1,178.42
            10             $1,185.35
            11             $1,192.34

            12             $1,199.39

         Total            $13,939.76

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $139,091.35
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                     $118,251  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 3

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $14,793.85
                      = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $12,013.67
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $711.27
- Mortality & Expense Charge****        $138.85
+ Hypothetical Rate of Return*****     ($169.70)
                                       --------
=                                       $14,794  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $51.69
             2               $51.70
             3               $51.72

             4               $51.73
             5               $51.75
             6               $51.76
             7               $51.78
             8               $51.80
             9               $51.81
            10               $51.83
            11               $51.84
            12               $51.86

         Total              $621.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($14.58)
             2              ($14.50)
             3              ($14.42)
             4              ($14.34)
             5              ($14.26)
             6              ($14.18)
             7              ($14.10)
             8              ($14.02)
             9              ($13.94)
            10              ($13.87)
            11              ($13.79)
            12              ($13.71)

         Total             ($169.70)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $14,793.85
- Year 5 Surrender Charge            $2,703.00
                                     ---------
=                                      $12,091  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $17,831.81
                      = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $14,039.25
+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $705.81
- Mortality & Expense Charge****        $157.13
+ Hypothetical Rate of Return*****      $855.50
                                        -------
=                                       $17,832  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $51.32
             2               $51.32
             3               $51.32
             4               $51.32
             5               $51.32
             6               $51.32
             7               $51.32
             8               $51.32
             9               $51.32
            10               $51.32
            11               $51.32
            12               $51.32

         Total              $615.81

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1                $71.31
             2                $71.30
             3                $71.30
             4                $71.30
             5                $71.30
             6                $71.29
             7                $71.29
             8                $71.29
             9                $71.29
            10                $71.28
            11                $71.28
            12                $71.28

             Total           $855.50

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $17,831.81
- Year 5 Surrender Charge            $2,703.00
                                     ---------
=                                      $15,129  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $21,400.56
                      = $300,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $16,324.97

+ Annual Premium*                     $4,000.00
- Premium Expense Charge**              $200.00
- Monthly Deduction***                  $699.54
- Mortality & Expense Charge****        $177.76
+ Hypothetical Rate of Return*****    $2,152.90
                                      ---------
=                                       $21,401  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1               $50.90
             2               $50.88
             3               $50.86
             4               $50.84
             5               $50.82
             6               $50.81
             7               $50.79
             8               $50.77
             9               $50.75
            10               $50.73
            11               $50.71
            12               $50.69

             Total          $609.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1               $174.41
             2               $175.30
             3               $176.19
             4               $177.09
             5               $177.99

             6               $178.90
             7               $179.82
             8               $180.75
             9               $181.69
            10               $182.63
            11               $183.58
            12               $184.54

             Total         $2,152.90

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $21,400.56
- Year 5 Surrender Charge         $2,703.00
                                  ---------
=                                   $18,698  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 4

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $86,003.85
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4   $70,208.43
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**           $1,250.00
- Monthly Deduction***               $6,142.11
- Mortality & Expense Charge****       $815.61
+ Hypothetical Rate of Return*****    ($996.86)
                                      --------
=                                      $86,004  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $503.37
             2              $503.55
             3              $503.73
             4              $503.90
             5              $504.08
             6              $504.26
             7              $504.43
             8              $504.61
             9              $504.78
            10              $504.96
            11              $505.13
            12              $505.31

             Total        $6,052.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1              ($86.46)
             2              ($85.84)
             3              ($85.22)
             4              ($84.60)
             5              ($83.99)
             6              ($83.37)
             7              ($82.76)
             8              ($82.15)
             9              ($81.53)
            10              ($80.92)
            11              ($80.31)
            12              ($79.70)

             Total         ($996.86)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value              $86,003.85
- Year 5 Surrender Charge        $20,840.00
                                 ----------
=                                   $65,164  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $104,059.44
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $82,293.85
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,094.92
- Mortality & Expense Charge****        $924.86
+ Hypothetical Rate of Return*****    $5,035.37
                                      ---------
=                                      $104,059  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $500.17
             2              $500.21
             3              $500.26
             4              $500.30
             5              $500.34
             6              $500.39
             7              $500.43
             8              $500.47

             9              $500.52
            10              $500.56
            11              $500.61
            12              $500.65

             Total        $6,004.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             1               $423.24
             2               $422.58
             3               $421.93
             4               $421.28
             5               $420.62
             6               $419.96
             7               $419.30
             8               $418.63
             9               $417.97
            10               $417.30
            11               $416.63
            12               $415.95

             Total         $5,035.37

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $104,059.44
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                      $83,219  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $125,307.16
                      = $2,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $95,950.31
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**            $1,250.00
- Monthly Deduction***                $6,040.60
- Mortality & Expense Charge****      $1,048.27
+ Hypothetical Rate of Return*****   $12,695.72
                                     ----------
=                                      $125,307  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month              COI

             1              $496.55
             2              $496.43
             3              $496.31
             4              $496.19
             5              $496.07
             6              $495.95
             7              $495.83
             8              $495.70
             9              $495.58
            10              $495.45
            11              $495.32
            12              $495.20

             Total        $5,950.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.10%. The monthly interest amounts earned for year 5 are:

             Month          Interest

             1             $1,036.03
             2             $1,039.91
             3             $1,043.83
             4             $1,047.77
             5             $1,051.75
             6             $1,055.76
             7             $1,059.80
             8             $1,063.88
             9             $1,067.99
            10             $1,072.14
            11             $1,076.32
            12             $1,080.53

             Total        $12,695.72

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $125,307.16
- Year 5 Surrender Charge           $20,840.00
                                    ----------
=                                     $104,467  (rounded to the nearest dollar)